Day Hagan Logix Tactical Dividend Fund

Class A: DHQAX Class C: DHQCX Class I: DHQIX

(the “Fund”)

May 14, 2020

The information supplements certain information contained in the currently effective Summary Prospectus, Prospectus and Statement of Additional Information for the Fund, dated November 1, 2019, as previously supplemented.

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Effective May 29, 2020, the Fund’s name is changed to Day Hagan Logix Smart Value Fund. All references to the Fund are hereby revised to reflect the Fund’s new name.

Effective July 12, 2020, the Fund’s investment policy to invest “at least 80% of the Fund’s net assets plus the amount of borrowings for investment purposes, will be invested in the securities of dividend paying companies” will no longer be in effect.

The section entitled “Principal Risks of Investing in the Fund” in the summary portion of the prospectus is supplemented with the following:

Value Investing Risk: Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Sub-Advisor to be undervalued may actually be appropriately priced.

The section entitled “Principal Risks of Investing in the Fund” in the statutory portion of the prospectus is supplemented with the following:

Value Investing Risk: Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Sub-Advisor to be undervalued may actually be appropriately priced. The portfolio manager’s calculation of a stock’s intrinsic value involves estimates of future cash flow, which may prove to be incorrect, and therefore, result in sales of the stock at prices lower than the Fund’s original purchase price

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2019, as previously supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.